UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 18, 2017
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

		PAGE
Item 5.07.	Submission of Matters to a Vote of Security Holders.	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of the Company was held on May 18, 2017 (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company (1) approved all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, (3) approved, on an advisory basis, a one-year frequency of future advisory votes on the compensation of the Company’s named executive officers, (4) approved the material terms under the Rayonier Non-Equity Incentive Plan, (5) approved the material terms under the Rayonier Incentive Stock Plan, (6) approved a limit on awards to non-employee directors under the Rayonier Incentive Stock Plan, and (7) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.
The final voting results were as follows:

				Broker
Election of Directors, Terms Expire in 2018	Votes For	Votes Against	Abstain	Non-Votes
Richard D. Kincaid	103,820,109	1,884,082	117,229	11,822,946
John A. Blumberg	104,024,764	1,684,625	112,031	11,822,946
Dod A. Fraser	104,034,294	1,675,560	111,566	11,822,946
Scott R. Jones	103,975,380	1,736,479	109,561	11,822,946
Bernard Lanigan, Jr.	104,337,127	1,366,145	118,148	11,822,946
Blanche L. Lincoln	104,071,398	1,655,356	94,666	11,822,946
V. Larkin Martin	103,747,545	1,973,988	99,887	11,822,946
David L. Nunes	104,078,425	1,631,452	111,543	11,822,946
Andrew G. Wiltshire	104,747,926	961,701	111,793	11,822,946

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Advisory Vote on the Compensation of Our Named Executive Officers	102,954,713	2,518,231	348,476	11,822,946

	One Year	Two Years	Three Years	Abstain
Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers	93,342,627	980,693	10,326,213	1,171,887

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Proposal to Approve the Material Terms Under the Rayonier Non-Equity Incentive Plan, as amended	103,252,291	2,253,334	315,795	11,822,946

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Proposal to Approve the Material Terms Under the Rayonier Incentive Stock Plan, as amended	102,946,854	2,561,430	313,136	11,822,946

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Proposal to Approve a limit on awards to non-employee directors under the Rayonier Incentive Stock Plan	103,327,015	2,111,085	383,320	11,822,946

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Ratification of Auditors	116,298,173	1,265,906	80,287	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and
Corporate Secretary
May 19, 2017

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